UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                  811-22517

                       ASGI Corbin Multi-Strategy Fund, LLC
(Exact name of registrant as specified in charter)

c/o Alternative Strategies Group, Inc.
 401 South Tryon Street
                                 Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
                       Boston, MA  02116
(Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Statements as of and for the
Year Ended March 31, 2013 with
Report of Independent Registered Public Accounting Firm

ASGI Corbin Multi-Strategy Fund, LLC

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Managers of
ASGI Corbin Multi-Strategy Fund, LLC:

We have audited the accompanying consolidated financial statements of ASGI Corbin Multi- Strategy Fund, LLC (the Fund), and its wholly-owned subsidiary ASGI Special Asset Holdings, Inc., which comprise the consolidated statement of assets, liabilities and net assets, including the consolidated schedule of investments, as of March 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets for the two-year period then ended, and the consolidated financial highlights for the period January 4, 2011 to March 31, 2011 and for each of the periods in the two-year period ended March 31, 2013. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2013, by correspondence with the underlying managers and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Corbin Multi-Strategy Fund, LLC as of March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods noted above, in conformity with U.S. generally accepted accounting principles.

May 30, 2013

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments As of March 31, 2013

Strategy	Investments	Cost	Fair Value
Investment Funds - 94.39%
Asset-Backed Securities - 19.56%	Halcyon Structured Opportunities Fund LP*	$13,992	$9,816
	Perella Weinberg Partners Asset Based Value Offshore Fund LP	4,070,709	4,674,260
	Pine River Fixed Income Fund Ltd	3,978,811	4,778,276
	Seer Capital Partners Offshore Fund	4,750,000	5,096,662
	Serengeti Lycaon Overseas Ltd	4,580,734	5,155,215
			19,714,229
Equity Special Situations - 9.28%	Ironsides Partners Special Situations Offshore Fund Ltd	810,000	818,015
	Jet Capital Concentrated Offshore Fund, Ltd	3,997,383	4,639,703
	Jet Capital Select Opportunities Offshore Fund, Ltd	600,000	611,578
	Pershing Square Holdings, Ltd	2,602,093	2,762,317
	Third Point Offshore Investors Ltd	358,332	520,000
			9,351,613
Event Driven/Distressed - 20.76%	Anchorage Capital Partners, LP	11,470	3,146
	Anchorage Capital Partners Offshore, Ltd	4,818,631	5,131,101
	Archer Capital Fund LP*	60,760	54,718
	Archer SPE I LLC*	89,667	72,684
	Drawbridge Special Opportunities Fund, LP*	1,405,723	1,892,000
	Garrison Special Opportunities Fund LP*	891,366	848,815
	New Point V Ltd	1,305,900	1,362,054
	Redwood Offshore Fund Ltd	5,100,000	5,823,227
	Silver Lake Credit Fund (Offshore), Ltd	694,351	711,212
	Venor Capital Offshore Ltd	4,600,000	5,025,005
			20,923,962
Global Macro - 15.07%	Autonomy Global Macro Fund Ltd	4,100,000	4,479,313
	BH Macro Ltd	1,367,692	1,482,922
	Brevan Howard Fund Limited	1,568,126	1,861,310
	COMAC Global Macro Fund Limited	1,719,133	1,620,468
	D.E. Shaw Oculus International Fund	986,248	1,441,927
	Fortress Macro Fund Ltd	2,000,000	1,983,026
	Tyticus Partners II Ltd	83,103	75,681
	WCG Offshore Fund, Ltd	2,091,131	2,237,377
			15,182,024
Long/Short Equity - 24.05%	Cadian Offshore Fund Ltd	3,540,000	4,002,286
	Fox Point Offshore Ltd	2,600,000	2,453,394
	JHL Capital Group Fund Ltd	225,011	232,683
	Marble Arch Offshore Partners Ltd	2,620,568	3,192,011
	Pelham Long/Short Fund Ltd	3,500,000	4,065,787
	Squadra Equity Fund, Ltd	2,350,000	2,370,832
	SRS Partners Ltd	5,050,000	5,251,536
	Tekne Offshore Fund, Ltd	2,500,000	2,609,473
	TPG-Axon Partners, LP*	58,990	57,001
			24,235,003
Relative Value - 5.67%	BlueCrest Capital International Limited	1,862,169	2,069,799
	D. E. Shaw Composite Fund LLC*	90,336	92,892
	QVT Onshore LP*	194,978	215,260
	QVT SLV Onshore Ltd*	47,223	79,790
	QVT Special Investment Onshore Fund Ltd*	25,171	31,089
	Saba Capital Leveraged Offshore Fund, Ltd	2,672,643	2,666,918
	Tricadia Credit Strategies Fund, Ltd	468,590	556,504
			5,712,252

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (continued) As of March 31, 2013

Strategy	Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options and Swaptions – 0.01%
Currency Options - 0.00%	Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	JPY 120	4/24/2014	5,808	14
Index Options - 0.01%	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,500	4/20/2013	20,515	1,650
	Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,500	5/18/2013	10,265	5,225
					6,875
Swaptions - 0.00%	Buyer of Swaption - OTC - Morgan Stanley Capital Services Inc., CDX.NA.HY.19	$100	6/19/2013	3,996	1,267
Total Investments (Cost - $86,501,618**) - 94.40%					95,127,239
Other Assets and Liabilities, net - 5.60%					5,644,380
Net Assets - 100.00%					$100,771,619

Percentages shown are stated as a percentage of net assets as of March 31, 2013. All investments in Investment Funds are non-income producing.

* Investment Fund held in ASGI Special Asset Holdings, Inc.

** The cost and unrealized appreciation/(depreciation) of investments as of March 31, 2013, as computed for federal income tax purposes, were as follows:

Aggregate cost	$88,930,680

Gross unrealized appreciation	$7,630,554
Gross unrealized depreciation	(1,433,995)
Net unrealized appreciation	$6,196,559

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	25.48%
Event Driven/Distressed	22.00
Asset-Backed Securities	20.72
Global Macro	15.96
Equity Special Situations	9.83
Relative Value	6.00
Total Investment Funds	99.99
Purchased Options and Swaptions	0.01
100.00%

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (continued) As of March 31, 2013

Credit Default Swaps Fair Value as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection(1)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid	Change in Unrealized Appreciation/ (Depreciation) Prior Period	Change in Unrealized Appreciation/ (Depreciation) Current Period
Morgan Stanley Capital Services Inc.	iTraxx Europe Sub Financials Series 10 Version 1	Buy	(2.20)	12/20/2013	€ 147,500	$(1,030)	$5,402	$(1,253)	$(5,179)
Morgan Stanley Capital Services Inc.	iTraxx Europe Sub Financials Series 9 Version 1	Buy	(2.90)	6/20/2013	€ 92,000	(468)	751	(591)	(628)
Morgan Stanley Capital Services Inc.	iTraxx Europe Series 9 Version 1	Buy	(0.25)	6/20/2015	€ 285,000	(1,653)	(848)	(1,335)	530
Morgan Stanley Capital Services Inc.	CDX.NA.IG.18	Buy	(1.00)	6/20/2017	$1,520,000	(18,904)	10,538	-	(29,442)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$408,000	(16,753)	(12,013)	-	(4,740)
						$(38,808)	$3,830	$(3,179)	$(39,459)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid	Change in Unrealized Appreciation/ (Depreciation) Prior Period	Change in Unrealized Appreciation/ (Depreciation) Current Period
Morgan Stanley Capital Services Inc.	Kingdom of Spain	Buy	(0.40)	3/20/2018	$21,000	$2,372	$3,611	$363	$(1,602)
Morgan Stanley Capital Services Inc.	BorgWarner, Inc.	Buy	(1.00)	3/20/2015	$57,000	(647)	(816)	179	(10)
Morgan Stanley Capital Services Inc.	Credit Suisse (USA), Inc.	Buy	(0.33)	12/20/2014	$81,000	344	141	346	(143)
Morgan Stanley Capital Services Inc.	Federal Republic of Germany	Buy	(0.12)	9/20/2018	$114,000	1,789	4,324	651	(3,186)
Morgan Stanley Capital Services Inc.	Caterpillar Financial Services Corporation	Buy	(2.73)	12/20/2013	$29,500	(564)	(1,835)	684	587
Morgan Stanley Capital Services Inc.	Kingdom of Sweden	Buy	(0.69)	12/20/2015	$42,000	(687)	(606)	(12)	(69)
Morgan Stanley Capital Services Inc.	Lowe's Companies, Inc.	Buy	(1.25)	12/20/2013	$126,000	(1,100)	(3,403)	1,145	1,158
Morgan Stanley Capital Services Inc.	Masco Corp.	Buy	(1.00)	3/20/2015	$57,000	(473)	2,235	(505)	(2,203)
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	6/20/2014	$98,000	(1,082)	384	(1,620)	154
Morgan Stanley Capital Services Inc.	National Rural Utilities Cooperative Finance Corp.	Buy	(1.00)	9/20/2014	$32,500	(411)	212	(629)	6
Morgan Stanley Capital Services Inc.	Federative Republic of Brazil	Buy	(1.00)	12/20/2015	$130,000	(99)	523	(711)	89
Morgan Stanley Capital Services Inc.	Nordstrom, Inc.	Buy	(1.00)	6/20/2014	$100,000	(1,102)	(1,065)	(565)	528
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$63,000	(490)	1,054	(1,134)	(410)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	1,503	1,988	1,918	(2,403)
Morgan Stanley Capital Services Inc.	Simon Property Group, LP	Buy	(1.00)	12/20/2014	$126,000	(1,605)	(948)	(400)	(257)
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.00)	6/20/2014	$100,000	(1,035)	(1,334)	524	(225)
Morgan Stanley Capital Services Inc.	The Dow Chemical Company	Buy	(1.50)	12/20/2013	$21,000	(209)	(594)	258	127
Morgan Stanley Capital Services Inc.	Yum! Brands, Inc.	Buy	(2.30)	12/20/2013	$59,000	(959)	(3,256)	1,144	1,153
Morgan Stanley Capital Services Inc.	Wells Fargo & Company	Buy	(0.73)	3/20/2014	$20,500	(121)	13	(148)	14
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(2,129)	(1,465)	(432)	(232)
Morgan Stanley Capital Services Inc.	People's Republic Of China	Buy	(1.00)	6/20/2016	$100,000	(1,678)	(1,057)	771	(1,392)
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(2,908)	(972)	(885)	(1,051)
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	(664)	1,923	(1,300)	(1,287)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	(1,327)	3,845	(2,599)	(2,573)
Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	(1,327)	3,845	(2,599)	(2,573)
						$(14,609)	$6,747	$(5,556)	$(15,800)

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (continued) As of March 31, 2013

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap would be an amount equal to the notional amount of the swap.

(3)
The fair values for credit default swaps serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  Increasing fair values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Written Options Open as of March 31, 2013:
Description	Strike Price	Expiration Date	Premium Received/ (Paid)	Fair Value	Change in Unrealized Appreciation/ (Depreciation) Prior Period	Change in Unrealized Appreciation/ (Depreciation) Current Period

Currency Options
Put Option - OTC - Morgan Stanley Capital Services Inc., USD vs JPY	130	4/24/2014	4,161	(5)	4,147	9
Index Options
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,525	4/20/2013	8,185	(24,300)	-	(16,115)
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,425	4/20/2013	8,985	(450)	-	8,535
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,575	5/18/2013	7,385	(10,400)	-	(3,015)
Put Option - OTC - Morgan Stanley Capital Services Inc. SPX	1,425	5/18/2013	4,485	(1,900)	-	2,585
Swaption - OTC - Morgan Stanley Capital Services Inc. CDX.NA.HY.19	96	6/19/2013	1,944	(460)	-	1,484
			$35,145	$(37,515)	$4,147	$(6,517)

Equity sold short for the year ended March 31, 2013:

Description	Shares	Proceeds Received	Fair Value	Change in Unrealized Appreciation/(Depreciation) Prior Period	Change in Unrealized Appreciation/(Depreciation) Current Period

SPDR S&P Retail ETF	-	$-	$-	$(11,959)	$11,959

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Schedule of Investments (continued) As of March 31, 2013

A Summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of March 31, 2013 was as follows:

Derivative instruments not accounted for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value

Asset derivative instruments

Credit Contracts	Credit default swaps, at fair value	$6,008
Foreign Exchange Contracts	Investments in purchased currency options contracts, at fair value	14
Equity Index Contracts	Investments in purchased index options contracts, at fair value	6,875
Swaptions	Investments in purchased swaptions contracts, at fair value	1,267
Total asset derivatives		$14,164

Liability derivative instruments

Credit Contracts	Credit default swaps, at fair value	$(59,425)
Foreign Exchange Contracts	Written currency options, at fair value proceeds received	(5)
Equity Index Contracts	Written index options, at fair value proceeds received	(37,050)
Swaptions	Written swaptions, at fair value proceeds received	(460)
Total liability derivatives		$(96,940)

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) due to investments in derivative instruments for the year ended March 31, 2013 were as follows:

Amount of Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Equity	Total

Equity Index Contracts	$(4,880)	$-	$-	$(4,880)
Foreign Exchange Contracts	(1,090)	-	-	(1,090)
Credit Contracts	-	(35,825)	-	(35,825)
Total	$(5,970)	$(35,825)	$-	$(41,795)

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on Consolidated the Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Equity	Total

Equity Index Contracts	$(22,285)	$-	$-	$(22,285)
Foreign Exchange Contracts	1,081	-	-	1,081
Swaptions	(1,245)	-	-	(1,245)
Credit Contracts	-	(55,259)	-	(55,259)
Total	$(22,449)	$(55,259)	$-	$(77,708)

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Statement of Assets, Liabilities and Net Assets As of March 31, 2013

Assets

Investments in Investment Funds, at fair value (cost - $86,461,034)	$95,119,083
Investments in purchased currency options contracts, at fair value (cost - $5,808)	14
Investments in purchased index options contracts, at fair value (cost - $30,780)	6,875
Investments in purchased swaptions contracts, at fair value (cost - $3,996)	1,267
Total Investments	95,127,239
Investments in Investment Funds paid in advance	8,200,000
Cash and cash equivalents	967,675
Receivable from investments in Investment Funds sold	4,905,492
Due from Adviser	132,340
Other prepaid assets	12,415
Total assets	109,345,161

Liabilities

Tenders payable	1,670,281
Subscriptions received in advance	6,198,000
Management fee payable	290,930
Credit default swaps, at fair value (upfront premiums paid $10,577)	53,417
Written index options contracts, at fair value (proceeds received - $29,039)	37,050
Deferred tax liability	20,149
Fund Board fee payable	12,386
Interest payable on credit default swaps	2,081
Written swaptions contracts, at fair value (proceeds received - $1,944)	460
Written currency options contracts, at fair value (proceeds received - $4,162)	5
Accrued expenses and other liabilities	288,783
Total liabilities	8,573,542

Net Assets

Total net assets	$100,771,619

Net Assets Consists of:

Paid-in capital	$95,225,192
Undistributed net investment loss	(3,359,591)
Accumulated net realized gain/(loss) on investments	801,810
Net unrealized appreciation/(depreciation) on investments	8,104,208
Retained earnings	5,546,427
Total net assets	$100,771,619

Net Assets per Share

ASGI Corbin Multi-Strategy Fund, LLC Class I (852,450.734 Shares outstanding)	$108.60

ASGI Corbin Multi-Strategy Fund, LLC Class A (77,522.582 Shares outstanding)	$105.69

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Statement of Operations As of March 31, 2013

Investment Income

Interest	$3,359

Fund Expenses

Management fee	821,382
Professional fees	368,752
Administrative and custodian fees	292,348
Income tax expense	104,135
Fund Board fees	31,250
Commitment fees	32,267
Other operating expenses	64,805
Total operating expenses	1,714,939
Interest expense	57,436
Total expenses	1,772,375
Less: reimbursement from Adviser	(132,340)
Net expenses	1,640,035
Net investment loss	(1,636,676)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) on investments in Investment Funds	857,526
Net realized gain/(loss) on currency options	(1,090)
Net realized gain/(loss) on index options	(4,880)
Net realized gain/(loss) on credit default swaps	(35,825)
Net realized gain/(loss) on equity sold short	(11,799)
Net realized gain/(loss) on foreign currency transactions	702
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	7,028,028
Net change in unrealized appreciation/(depreciation) on purchased currency option contracts	2,408
Net change in unrealized appreciation/(depreciation) on written currency option contracts	(1,327)
Net change in unrealized appreciation/(depreciation) on purchased index option contracts	563
Net change in unrealized appreciation/(depreciation) on written index option contracts	(22,848)
Net change in unrealized appreciation/(depreciation) on credit default swaps	(55,259)
Net change in unrealized appreciation/(depreciation) on swaptions	(1,245)
Net change in unrealized appreciation/(depreciation) on equity sold short	11,959
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(245)
Total net realized and unrealized gain on investments	7,766,668
Net increase in net assets resulting from operations	$6,129,992

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Statements of Changes in Net Assets As of March 31, 2013

Net Increase (Decrease) in Net Assets	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012*
Operations

Net investment loss	$(1,636,676)	$(805,323)
Net realized gain/(loss) on investments in Investment Funds	857,526	55,047
Net realized gain on Investment Funds receivable	-	5,726
Net realized gain/(loss) on currency options	(1,090)	(4,071)
Net realized gain/(loss) on index options	(4,880)	(78,225)
Net realized gain/(loss) on credit default swaps	(35,825)	-
Net realized gain/(loss) on equity sold short	(11,799)	25,586
Net realized gain/(loss) on foreign currency transactions	702	3,014
Net change in unrealized appreciation/(depreciation) from investments	6,962,279	1,143,916
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(245)	(1,742)
Net increase in net assets resulting from operations	6,129,992	343,928

Distributions to Shareholders

Distribution of ordinary income	(1,725,739)	-

Capital Transactions

Proceeds from issuance of Shares	77,635,743	19,975,000
Reinvestment of distribution	775,062	-
Shares tendered	(14,937,106)	(15,635,493)
Increase in net assets derived from capital transactions	63,473,699	4,339,507

Net Assets

Total increase in net assets	67,877,952	4,683,435
Beginning of year	32,893,667	28,210,232
End of year	$100,771,619	$32,893,667

Undistributed net investment loss	$(3,359,591)	$-

*	Not consolidated numbers as ASGI Special Asset Holdings, Inc. commenced operation on April 1, 2012.

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Statement of Cash Flows As of March 31, 2013

Cash Used in Operating Activities

Net increase in net assets resulting from operations	$6,129,992

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Investment Funds	(66,928,411)
Sales of investments in Investment Funds	12,734,876
Net realized gain on investments in Investment Funds	(857,526)
Purchase of derivative instruments	(424,934)
Sales of derivative instruments	214,857
Net realized loss on options	5,970
Net realized loss on credit default swaps	35,825
Net realized loss on equity sold short	11,799
Increase in investments in Investment Funds paid in advance	(5,150,000)
Increase in receivable from investments in Investment Funds sold	(3,604,273)
Decrease in due from Adviser	476,083
Decrease in other prepaid assets	5,256
Increase in management fee payable	188,112
Increase in deferred tax liability	20,149
Increase in Fund Board fee payable	1,090
Increase in interest payable on credit default swaps	1,154
Decrease in accrued expenses and other liabilities	(81,968)
Net change in unrealized appreciation/(depreciation) from derivative instruments	65,749
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(7,028,028)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	245
Net cash used in operating activities	(64,183,983)

Cash Provided by Financing Activities

Proceeds from subscriptions of Shares (net of increase in subscriptions received in advance of $3,275,060)	80,910,803
Distributions paid	(950,677)
Payments for tendered Shares (net of decrease in tenders payable of $950,720)	(15,887,826)
Net cash provided by financing activities	64,072,300

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(111,683)
Cash and cash equivalents at beginning of year	1,079,603
Effect of exchange rate changes	(245)
Cash and cash equivalents at end of year	$967,675

Supplemental Disclosure of Cash Flow Information

Cash paid during the year for interest expense	$57,436

Reinvestment of distribution	$775,062

See accompanying notes to the consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC Consolidated Financial Highlights

	Class I			Class A
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012(b)	For the Period from January 4, 2011(a) to March 31, 2011(b)	For the Year Ended March 31, 2013(c)
Per Share operating performance:
(For Shares outstanding throughout the period)

Net assets per Share at beginning of period	$102.67	$101.17	$100.00	$100.00

Income from investment operations:
Net investment loss(d) (e)	(2.56)	(2.40)	(0.60)	(2.52)
Net realized and unrealized gain from investments(d)	10.85	3.90	1.77	10.57
Total from investment operations	8.29	1.50	1.17	8.05

Less: distribution of ordinary income to Shareholders	(2.36)	-	-	(2.36)

Net assets per Share at end of period	$108.60	$102.67	$101.17	$105.69

Total return	8.16%	1.48%	1.17%	8.14%

Ratios to average net assets:
Gross expenses(e) (f)	2.91%	4.15%	7.28%	2.74%
Expenses waived/reimbursed(e) (f)	(0.41%)	(1.79%)	(4.91%)	(0.17%)
Net expenses, including interest expense(e) (f)	2.50%	2.36%	2.37%	2.57%

Net expenses, excluding interest expense(e) (f)	2.25%	2.25%	2.25%	2.25%

Net investment loss(e) (f)	(2.49%)	(2.37%)	(2.37%)	(2.56%)

Net assets, end of period (in thousands)	$92,578	$32,894	$28,210	$8,194

Portfolio turnover	20.99%	33.34%	4.40%	20.99%

(a)	Inception date.
(b)	Not consolidated numbers as ASGI Special Asset Holdings, Inc. commenced operation on April 1, 2012.
(c)	Date of first Member subscription into Class A Shares of the Fund following inception was April 1, 2012.
(d)	Based on average Shares outstanding.
(e)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(f)	Annualized for periods less than one year.
(g)	Not annualized.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements As of March 31, 2013

1. Organization

ASGI Corbin Multi-Strategy Fund, LLC (the “Corbin Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) since January 4, 2011.  The Corbin Fund is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.

ASGI Special Asset Holdings, Inc. (the “Domestic Blocker”) has been registered as a corporation in the state of Delaware since March 23, 2012.  The Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund and commenced operations on April 1, 2012 (the “Reorganization Date”).  On the Reorganization Date, the Corbin Fund transferred its holdings in certain investments into the name of the Domestic Blocker in order to assist the Corbin Fund in qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and transferred its holdings in the remaining investments to investment funds organized outside of the United States classified as passive foreign investment companies (“PFICs”) which are managed by the same respective investment managers.  These financial statements are the consolidated financial statements of the Corbin Fund and the Domestic Blocker (collectively, the “Fund”).

The Corbin Fund is a closed-end management investment company.  Alternative Strategies Group, Inc. (the “Adviser”), a North Carolina corporation, is the investment adviser to the Fund.  The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles (“Investment Funds”).  The Fund’s investments consist primarily of Investment Funds across a range of strategies, weighted toward what the Subadviser believes to be lower volatility, relative value oriented strategies.  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures.  The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets.  There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not incur losses.

The Fund’s Board of Managers (the “Fund Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States (“GAAP”).

(a)  Valuation of investments in Investments Funds – The Fund values its investments in the Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board.  The fair value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value.  If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value.  During the year ended March 31, 2013, no such adjustments were deemed necessary by the Adviser.  In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end.  In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time.  The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

(b) Consolidation – the Corbin Fund consolidates its investment in the Domestic Blocker because it is a wholly-owned subsidiary of the Corbin Fund.  Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for each of the aforementioned entities.  Any material intercompany accounts and transactions have been eliminated in consolidation.

(c) Income taxes – Deferred taxes are recognized for the tax effects of differences between the financial reporting and tax bases of assets and liabilities at enacted tax rates in effect for the years in which the differences are expected to reverse.  The Fund elects to be treated as, and qualifies as, a RIC under Subchapter M of the Code by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.  Accordingly, no provision for federal income taxes was required for the Corbin Fund.  However, For the Domestic Blocker, an income tax provision was calculated and is disclosed in Note 13.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes”.  ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.  There were no uncertain tax positions as of March 31, 2013.

The Fund’s income and federal excise tax returns and all financial records supporting those returns are subject to examination by the federal and Delaware revenue authorities.

(d)  Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis.  Realized gains and losses on the Fund’s transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s consolidated financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Consolidated Statement of Operations or in the Consolidated Financial Highlights.

(e)  Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(f)  Foreign currency translation - The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Unrealized gains and losses from such translation are included in change in unrealized appreciation/(depreciation) from investments, derivatives, and foreign currency translation. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(g)  Options purchased - When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased.  Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses.  If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss.  If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund.  Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them.

(h) Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from written options which expire unexercised are treated by the Fund on the expiration date as realized gains.  If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss.  If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

(i) Swaptions – These are options on swap contracts and are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

(j) Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).  The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection).  The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes.  Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring).  Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur.  As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.  As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.  The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty.  Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

(k) Valuation of derivatives – The Fund has purchased and written index options, currency options and swaptions outstanding as well as credit default swaps outstanding as of March 31, 2013.  The fair value of written and purchased index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy.  The fair value of written and purchased OTC currency options, swaptions and credit default swaps can be determined by an independent pricing vender deemed reliable by management using a pricing model.  The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes.  The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy.  In instances where significant inputs are unobservable, they would be categorized within Level 3 of the fair value hierarchy.

(l)  Distributions – Distributions will be paid at least annually on the Fund’s limited liability company interests (“Shares”) in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year.  Each investor (the “Member”) will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares.  Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member’s broker or intermediary.  Total distributions to Members were $1,725,739 during the year ended March 31, 2013.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date.  Such distributions are determined in conformity with income tax regulations, which may differ from GAAP.  The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.  Temporary differences do not require reclassifications.

(m) Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.  Actual results could differ from those estimates.

(n) Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(o) Expense limitation agreement – Through January 31, 2014, the Adviser has contractually agreed to limit the total annualized ordinary fund-wide operating expenses to 2.25%.  Members holding Shares designated as Class I (“Class I Shares”) have no class-specific expenses.  Members holding Shares designated as Class A (“Class A Shares”) will pay (in addition to up to 2.25% in fund-wide expenses) an additional annualized amount of up to 0.75% (the “Investor Distribution and Servicing Fee”), for a total of up to 3.00%.  Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and related investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee charged to Class A investors.  Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.

Accordingly, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.25% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.  Expenses in the amount of $132,340 were waived for the year ended March 31, 2013, and are included in the Consolidated Statement of Operations.

As of March 31, 2013, amounts subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expense were as follows:

Amount	Date
$465,139	March 31, 2014
$480,912	March 31, 2015
$132,340	March 31, 2016

As of March 31, 2013, the amount of expense reimbursable by the Adviser and receivable to the Fund was $132,340.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

(p) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated and paid monthly based upon the Fund’s beginning of month net assets:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, the annual fee will be calculated and paid monthly based upon 0.020% of the Fund’s assets under custody.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(q) Recent accounting pronouncements – In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements.  The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in according with GAAP or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP.  The objective of this information is to enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of netting associated with certain financial instruments and derivative instruments in the scope of the update.  The pronouncement is effective January 1, 2013, and must be applied retrospectively.  At this time, management is evaluating the implications of adopting this change and its impact on the Fund’s consolidated financial statements, however no material impact is expected.

3.  Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Consolidated Statement of Operations, and may include the following:

(a) Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly.  The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent’s ongoing investor servicing.  Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.  Class I Shares are not subject to the Investor Distribution and Servicing Fee.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

For the year ended March 31, 2013, there were no Investor Distribution and Servicing Fees paid to the Placement Agent.

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent and its sub-agents are entitled to receive a placement fee based on the gross amount of Class A Shares purchased by a Member (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member’s “Immediate Family Members” (as defined in the Fund’s subscription agreement).  The Member must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted by the Placement Agent from the initial or optional additional subscriptions provided by the Member and is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2013, Class A Share Placement Fee paid to the Placement Agent by Members upon subscription into the Fund were $130,240.

(c) Investment advisory fees – Amounts paid to the Adviser for the year ended March 31, 2013 are disclosed in Note 4.

(d) Fund Board fees – For the year ended March 31, 2013, the Fund incurred Fund Board fees, including out of pocket expenses, of $49,410.  As of March 31, 2013, amounts payable to the Fund Board were $12,386.

4.  Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach. Although the Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a “commodity trading adviser,” it operates the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8). The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.  It should be noted, however, that amendments adopted to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Fund.  Certain aspects of the rule are yet to be determined, and such determinations may dictate the appropriate course of action for the Fund with respect to its CFTC compliance obligations.  At this time, there is no certainty that the Fund, the Adviser, the Subadviser or other parties will be able to rely on these exclusions and exemptions in the future.  Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required.  This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by fund of funds.  The Fund has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filling.

In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions.  If adopted, the proposed requirements could increase the amount of margin necessary to conduct may swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions.  The CFTC amendments and/or the rule proposals may affect the ability of the Fund to use swap agreements as well as futures contracts and options on futures contracts or commodities and may substantially increase regulatory compliance costs for the Adviser and the Fund.  As of the date of this report, the ultimate impact of the CFTC amendments and/or the rule proposals on the Fund is uncertain.

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investment in an Investment Fund and/or remove an Investment Fund from the portfolio, although it does not intend to use this ability to manage the portfolio or restrict the Subadviser's discretion.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.

The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares).  The Management Fee incurred by the Fund for the year ended March 31, 2013 was $821,382.  As of March 31, 2013, the Management Fee payable to the Adviser was $290,930.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

5.  Investment Fund Transactions

Purchases of Investment Funds for the year ended March 31, 2013 were $66,928,411 and proceeds from sales of investments in Investment Funds for the year ended March 31, 2013 were $12,734,876.

6.  Derivative Transactions

The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund’s currency exchange risk, interest rate risk, credit risk and other risks.  During the year ended March 31, 2013, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio.  The Fund’s hedge overlay includes a portfolio of single name credit default swaps to hedge the aggregate risk based on their understanding of the underlying exposures of those managers.  The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, just to bring the portfolio in line with the desired posture given the portfolio objectives.  All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded.  Such derivative contracts may include forwards, futures, options, swaptions, warrants and swaps.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today’s pre-determined price.  Futures are contracts to buy or sell an asset on or before a future date at a price specified today.  Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset.  The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option.  The option contract also specifies a maturity date.  Warrants are long dated options, usually longer than one year, which are traded OTC.  Swaps are agreements to exchange cash flows on or before a specified future date on the underlying value of currencies’ exchange rates, bonds/interest rates, commodities exchange, stocks or other assets.  Swaptions are options on swap contracts and are similar to options on assets except that instead of selling or purchasing the right to buy or sell an asset, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.  As of March 31, 2013, the Fund has written currency options, written index options, written swaptions, purchased currency options, purchased index options, purchased swaptions, and entered into credit default swaps.  The counterparty for the Fund’s derivative transactions is Morgan Stanley Capital Services, Inc.

The monthly average notional of currency options was JPY 5,991,923 for the year ended March 31, 2013.  The monthly average notional of index options was USD 8 for the year ended March 31, 2013.  The monthly average notional of credit default swaps was USD 3,913,038 and EUR 553,731 for the year ended March 31, 2013.  The monthly average notional of swaptions was USD 0.

The Fund’s derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Consolidated Statement of Assets, Liabilities and Net Assets.  As of March 31, 2013, the net change in unrealized appreciation/(depreciation) on written option contracts recorded on the Consolidated Statement of Operations was $(24,175), the net change in unrealized appreciation/ (depreciation) on credit default swaps recorded on the Consolidated Statement of Operations was $(55,259), the net change in unrealized appreciation/(depreciation) on purchased option contracts was $2,971, the net change in unrealized appreciation/(depreciation) on the swaptions was $(1,245), and the net change in unrealized appreciation/(depreciation) on the equity sold short was $11,959.

Transactions in options contracts for the year ended March 31, 2013 were as follows:

Currency options purchased	JPY
	Notional	Cost
Balance at April 1, 2012	71,700,000	$8,236
Options expired	(13,200,000)	(2,428)
Balance at March 31, 2013	58,500,000	$5,808

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

Currency options written	JPY	Premiums
	Notional	Received
Balance at April 1, 2012	77,895,000	$5,500
Options expired	(14,520,000)	(1,338)
Balance at March 31, 2013	63,375,000	$4,162

Index options purchased	Number of
	Contracts	Cost
Balance at April 1, 2012	16	$44,288

Options purchased	46	160,454
Options terminated in closing buy transactions	(26)	(77,149)
Options expired	(26)	(96,813)
Balance at March 31, 2013	10	$30,780

Index options written	Number of
	Contracts	Cost
Balance at April 1, 2012	28	$39,436

Options written	92	163,731
Options terminated in closing sell transactions	(52)	(104,012)
Options expired	(48)	(70,115)
Balance at March 31, 2013	20	$29,040

Swaptions purchased	Number of
	Contracts	Cost
Balance at April 1, 2012	-	$-

Swaptions purchased	1	3,996
Balance at March 31, 2013	1	$3,996

Swaptions written	Number of
	Contracts	Cost
Balance at April 1, 2012	-	$-

Swaptions written	1	1,944
Balance at March 31, 2013	1	$1,944

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

7.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds.  Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, and in depth conference calls and site visits with the Investment Fund portfolio managers.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of March 31, 2013.

The following table summarizes the Fund’s investments in the Investment Funds as of March 31, 2013, none of which were related parties.  The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investment in each Investment Fund pays the investment manager of the Investment Fund a management fee.  The fee rate varies and ranges from 1.0% to 3.0% per annum of the net asset value of that Investment Fund. Additionally, the investment manager/general partner of the Investment Fund generally receives an incentive fee/allocation from each investment ranging from 12.5% to 30% of any net new appreciation of that investment as of the end of each performance period for which an incentive fee/allocation is calculated.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

			Net Change in
	% of Fund's		Unrealized	Realized		Primary
	Total		Appreciation/	Gain	Redemptions	Geographic
Investments in Investment Fund	Fair Value	Fair Value	(Depreciation)	(Loss)	Permitted **	Location
Redwood Offshore Fund Ltd	6.1%	$5,823,227	$723,227	$-	Biennial	Cayman Islands
SRS Partners Ltd	5.5	5,251,536	83,748	117,788	Quarterly	Cayman Islands
Serengeti Lycaon Overseas Ltd	5.4	5,155,215	559,007	10,766	Annually	Cayman Islands
Anchorage Capital Partners Offshore, Ltd	5.4	5,131,101	324,369	-	Annually	Cayman Islands
Seer Capital Partners Offshore Fund	5.3	5,096,662	346,662	-	Quarterly	Cayman Islands
Venor Capital Offshore Ltd	5.3	5,025,005	425,005	-	Semi-Annually	Cayman Islands
Pine River Fixed Income Fund Ltd	5.0	4,778,276	784,520	-	Quarterly	Cayman Islands
Perella Weinberg Partners Asset Based Value Offshore Fund LP	4.9	4,674,260	358,731	-	Quarterly	Cayman Islands
Jet Capital Concentrated Offshore Fund, Ltd	4.9	4,639,703	538,263	-	Monthly	Cayman Islands
Autonomy Global Macro Fund Ltd	4.7	4,479,313	379,313	-	Monthly	Cayman Islands
Pelham Long/Short Fund Ltd	4.3	4,065,787	491,718	-	Monthly	Bermuda
Cadian Offshore Fund Ltd	4.2	4,002,286	294,483	8,390	Quarterly	Cayman Islands
Marble Arch Offshore Partners Ltd	3.4	3,192,011	320,758	-	Quarterly	Cayman Islands
Pershing Square Holdings, Ltd	2.9	2,762,317	160,224	-	Quarterly	Guernsey
Saba Capital Leveraged Offshore Fund, Ltd	2.8	2,666,918	(8,495)	-	Quarterly	Cayman Islands
Tekne Offshore Fund, Ltd	2.7	2,609,473	109,473	-	Quarterly	Cayman Islands
Fox Point Offshore Ltd	2.6	2,453,394	41,021	-	Semi-Annually	Cayman Islands
Squadra Equity Fund, Ltd	2.5	2,370,832	20,833	-	Monthly	Cayman Islands
WCG Offshore Fund, Ltd	2.4	2,237,377	169,582	-	Quarterly	Cayman Islands
BlueCrest Capital International Limited	2.2	2,069,799	63,358	16,782	Quarterly	Cayman Islands
Fortress Macro Fund Ltd	2.1	1,983,026	(16,974)	-	Quarterly	Cayman Islands
Drawbridge Special Opportunities Fund, LP*	2.0	1,892,000	239,770	78,450	Annually	United States
Brevan Howard Fund Limited	2.0	1,861,310	112,497	-	Monthly	Cayman Islands
COMAC Global Macro Fund Limited	1.7	1,620,468	(99,236)	-	Monthly	Cayman Islands
BH Macro Ltd	1.6	1,482,922	115,230	-	Annually	Guernsey
D.E. Shaw Oculus International Fund	1.5	1,441,927	149,392	-	Quarterly	Cayman Islands
New Point V Ltd	1.4	1,362,054	56,154	-	Not Permitted	Bermuda
Garrison Special Opportunities Fund LP*	0.9	848,815	(3,317)	(13,304)	Annually	United States
Ironsides Partners Special Situations Offshore Fund Ltd	0.9	818,015	8,015	-	Not Permitted	Cayman Islands
Silver Lake Credit Fund (Offshore), Ltd	0.7	711,212	(13,494)	(1,029)	In Liquidation	Cayman Islands
Jet Capital Select Opportunities Offshore Fund, Ltd	0.6	611,578	11,578	-	Monthly	Cayman Islands
Tricadia Credit Strategies Fund, Ltd	0.6	556,504	37,350	339,010	Quarterly	Cayman Islands
Third Point Offshore Investors Ltd	0.5	520,000	161,669	4,131	Daily	Guernsey
JHL Capital Group Fund Ltd	0.2	232,683	40,030	(12,134)	Quarterly	Cayman Islands
QVT Onshore LP*	0.2	215,260	(15,531)	6,787	Quarterly	United States
D. E. Shaw Composite Fund LLC*	0.1	92,892	(8,163)	1,024	In Liquidation	United States
QVT SLV Onshore Ltd*	0.1	79,790	26,090	14,490	In Liquidation	United States
Tyticus Partners II Ltd	0.1	75,681	(17,521)	(727)	In Liquidation	Cayman Islands
Archer SPE I LLC*	0.1	72,684	(831)	-	In Liquidation	United States
TPG-Axon Partners, LP*	0.1	57,001	(8,874)	(4,546)	In Liquidation	United States
Archer Capital Fund LP*	0.1	54,718	(2,162)	367	In Liquidation	United States
QVT Special Investment Onshore Fund Ltd*	0.0	31,089	2,755	558	In Liquidation	United States
Halcyon Structured Opportunities Fund LP*	0.0	9,816	(4,247)	(6,723)	In Liquidation	United States
Anchorage Capital Partners, LP	0.0	3,146	(8,237)	(61)	Annually	United States
683 Capital Partners LP*	0.0	-	6,893	(16,170)	Quarterly	United States
Brevan Howard Asia Fund LP	0.0	-	(34,263)	34,421	Monthly	United States
CQS ABS Feeder Fund Ltd	0.0	-	(53,609)	424,049	Quarterly	Cayman Islands
Davidson Kempner Partners	0.0	-	-	50	Semi-Annually	United States
Expo Health Sciences Fund Ltd	0.0	-	161,264	(248,072)	Quarterly	Cayman Islands
Pershing Square International Ltd	0.0	-	-	102,093	Annually	Cayman Islands
Sandelman Partners Opportunity Fund LLC	0.0	-	-	2,363	Quarterly	United States
Soundpost Capital LP	0.0	-	-	(1,227)	Quarterly	United States
Total Investments in Investment Funds	100.0%	$95,119,083	$7,028,028	$857,526

* Investment Fund held in ASGI Special Asset Holdings, Inc.
** Subject to the terms of the offering memorandums of the Investment Funds.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds. As of March 31, 2013, the Fund had unfunded capital commitments of $1,184,100.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2013.

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transactions or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy.  Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return.  The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities.  Investment managers utilizing macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short).  Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Investment managers in this strategy usually employ a low to moderate degree of leverage.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

8.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value of investments in Investment Funds.  Investments in the Investment Funds are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date.  Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal year end.  All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's investments and other financial instruments as of March 31, 2013 is as follows:

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

		Level 1	Level 2	Level 3
	Total Fair Value at	Quoted	Other Significant	Significant
Description	March 31, 2013	Prices	Observable Inputs	Unobservable Inputs
Other Financial Instruments
Assets
Purchased Options	$6,889	$6,875	$14	$-
Purchased Swaptions	1,267	1,267	-	-
Credit Default Swaps	6,008	-	6,008	-
Liabilities
Written Options	(37,055)	(37,050)	(5)	-
Written Swaptions	(460)	(460)	-	-
Credit Default Swaps	(59,425)	-	(59,425)	-
Investment Funds
Asset-Backed Securities	19,714,229	-	3,754,121	15,960,108
Equity Special Situations	9,351,613	520,000	2,692,205	6,139,408
Event Driven/Distressed	20,923,962	-	6,844,326	14,079,636
Global Macro	15,182,024	1,482,922	6,732,716	6,966,386
Long/Short Equity	24,235,003	-	10,863,951	13,371,052
Relative Value	5,712,252	-	4,052,960	1,659,292
Total	$95,036,307	$1,973,554	$34,886,871	$58,175,882

There were no transfers between Level 1 and Level 2 investments for the year ended March 31, 2013.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Investments in Investment Funds - Asset-Backed Securities	Investments in Investment Funds - Equity Special Situations	Investments in Investment Funds - Event Driven/ Distressed	Investments in Investment Funds - Global Macro	Investments in Investment Funds - Long/Short Equity	Investments in Investment Funds - Relative Value

Balance, as of April 1, 2012	$1,949,025	$-	$5,229,237	$101,611	$5,673,248	$516,623
Realized gain/(loss)	4,043	-	64,422	(727)	(20,478)	21,142
Change in unrealized appreciation/depreciation	1,604,519	402,577	1,102,889	509,462	895,428	3,109
Purchases	13,183,279	5,736,831	9,605,900	3,975,000	9,450,000	1,300,000
(Sales)	(182,320)	-	(1,257,358)	(7,683)	(1,073,476)	(107,636)
Transfers into Level 3	-	-	-	2,388,723	262,724	-
Transfers out of Level 3	(598,438)	-	(665,454)	-	(1,816,394)	(73,946)
Balance, as of March 31, 2013	$15,960,108	$6,139,408	$14,079,636	$6,966,386	$13,371,052	$1,659,292

For Asset-Backed Securities strategies, there were no transfers from Level 2 into Level 3 for the year ended March 31, 2013.  Transfers from Level 3 into Level 2 for the year ended March 31, 2013 were $598,438.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $1,604,519.

For Equity Special Situations strategies, there were no transfers between Level 2 and Level 3 investments for the year ended March 31, 2013.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $402,577.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

For Event Driven/Distressed strategies, there were no transfers from Level 2 into Level 3 for the year ended March 31, 2013.  Transfers from Level 3 into Level 2 for the year ended March 31, 2013 were $665,454.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $1,102,889.

For Global Macro strategies, transfers from Level 2 into Level 3 for the year ended March 31, 2013 were $2,388,723.  There were no transfers from Level 3 into Level 2 for the year ended March 31, 2013.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $509,462.

For Long/Short Equity strategies, transfers from Level 2 into Level 3 for the year ended March 31, 2013 were $262,724.  Transfers from Level 3 into Level 2 for the year ended March 31, 2013 were $1,816,394.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $895,428.

For Relative Value Situations strategies, there were no transfers from Level 2 into Level 3 for the year ended March 31, 2013.  Transfers from Level 3 into Level 2 for the year ended March 31, 2013 were $73,946.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $3,109.

All transfers into Level 3 during the current period were due to a portion of the Fund’s investment in these Investment Funds not being available for withdrawal within 90 days.  All transfers out of Level 3 during the period were due to expiry of lock-up terms on certain Investment Funds and a portion of the Fund’s investment in these Investment Funds now being available for withdrawal within 90 days.

9.  Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month.  All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees.  The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.  The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly.  If the interval between the date of purchase of Shares and repurchase of Shares is less than 180 calendar days, then such repurchase will be subject to a 2% early withdrawal fee.

For the year ended March 31, 2013, transactions in the Fund's Shares were as follows:

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

			Reinvestment of
	Subscriptions		Distributions	Reinvestment of	Tenders
	(in Shares)	Subscriptions	(in Shares)	Distributions	(in Shares)	Tenders

Class I	668,914.288	$69,815,461	6,556.576	$686,788	(143,391.391)	$(14,937,106)
Class A	76,656.731	7,820,282	865.851	88,274	-	-
	745,571.019	$77,635,743	7,422.427	$775,062	(143,391.391)	$(14,937,106)

10.  Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred.  However, based on the Adviser and Subadviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

11.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.  No guarantee or representation is made that the investment program will be successful.

12.  Line of Credit Arrangements

For the period from April 1, 2012 to March 27, 2013, the Fund maintained a committed, secured line of credit with Société Générale.  The facility had the following terms:  (a) interest rate of applicable London Interbank Offered Rate (“LIBOR”) rate plus 1.75% per annum, (b) a commitment fee of 0.80% per annum of the unborrowed commitment amount, and (c) a committed amount of $4,000,000.  During the period from April 1, 2012 to March 27, 2013, the Fund had no borrowings.  As of March 27, 2013, there was no outstanding balance under the line of credit or commitment fees payable to Société Générale.  Effective March 27, 2013, the Fund terminated its line of credit with Société Générale.

On March 27, 2013, the Fund entered into an agreement for a committed, secured line of credit with Royal Bank of Canada (“RBC”).  The facility has the following terms:  (a) interest rate of applicable LIBOR rate plus 1.40% per annum, (b) a commitment fee of 0.80% per annum, and (c) a committed amount of $4,000,000.  During the period from March 27, 2013 to March 31, 2013 the Fund had no borrowings and as of March 31, 2013, there was no outstanding balance under the line of credit.

For the year ended March 31, 2013, commitment fees of $32,267 were expensed and are included in the accompanying Consolidated Statement of Operations.  There were no commitment fees payable to RBC as of March 31, 2013.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement.

13. Federal Income Tax Information

The tax year end of the Fund is October 31.  Accordingly, the amounts reported below reflect tax adjustments calculated at October 31, 2012.

(a) Fund Income Tax

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book-to-tax differences are either temporary or permanent in nature.  The following reclassifications were a result of tax differences relating to disallowed expenses, swaps gains/(losses) and redesignations of dividends.  Net assets were not affected by these reclassifications.

For the year ended March 31, 2013, the Fund reduced accumulated undistributed net investment loss by $971,378, accumulated realized gain by $31,184 and paid-in-capital by $940,194.

Distributions on the Fund’s Shares are generally subject to federal income tax to the extent they do not exceed the Fund’s earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.  The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Ordinary Income	$(930,815)
Long Term Capital Gain/(Loss) Carryover	$709,078
Unrealized Appreciation/(Depreciation)	$6,196,559

For the year ended March 31, 2013, the tax character of distributions paid by the Fund was all ordinary income.  Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

(b) Domestic Blocker Income Tax

The Domestic Blocker income tax provision for the year ended March 31, 2013 is:

Current Federal Tax Expense	$83,986
Deferred Federal Tax Expense	$20,149

The components of the deferred tax expense relates to unrealized appreciation on partnership investments held by the Domestic Blocker.

The statutory rate and effective rate is 35%.

ASGI Corbin Multi-Strategy Fund, LLC Notes to Consolidated Financial Statements (continued) As of March 31, 2013

The Domestic Blocker made several distributions to the Corbin Fund.  These distributions were recorded as dividend income by the Corbin Fund to the extent of the earnings and profits of the Domestic Blocker. Any remaining distributions were characterized as a return of capital.

14.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date of consolidated financial statement issuance.

Subsequent to year end, the Fund received additional subscriptions of $8,790,170.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) As of March 31, 2013

Tax Information

For the year ended March 31, 2013, certain distributions paid by the Fund may qualify for the corporate dividends received deduction.  Of the ordinary income distributions paid during the year, 0.23% qualify for the corporate dividends received deduction.

For the year ended March 31, 2013, certain distributions paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003.  Of the ordinary income distributions paid during the year, 0.30% qualify for the 15% tax rate.  The Fund did not have any long term capital gains to distribute.

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The managers of the Fund Board (“Managers”) are not required to hold Interests in the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* Age: 42	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued) As of March 31, 2013

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
James Dean Age: 57	Manager	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 40	Manager	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

Stephen Golding Age: 64	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Trustee, Wells College, since September 2012.

James Hille Age: 51	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, 2007-2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011; Trustee, Silver Ventures Inc., since 2012.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued) As of March 31, 2013

Name and Age(1)	Position(s) with the Funds	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Manager	Other Directorships Held by Manager During the Last 5 Years
Jonathan Hook Age: 55	Manager	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Trustee, ASGI Agility Income Fund, since 2010;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 66	Manager	Since 2011	Self-employed; Board Director and Consultant.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Trustee, ASGI Agility Income Fund, since 2011;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Genworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director, Sitoa Global Inc., since 2012; Director of Varian Semiconductor Equipment Associates, from 2004 to 2011; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

* Indicates an Interested Manager.

(1)	As of March 31, 2013.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed, at any meeting of the Members by a vote of the Members owning at least two-thirds of the outstanding Shares.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued) As of March 31, 2013

Principal Officers who are not Managers:

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 32	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 38	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 48	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Jeffrey Minerva Age: 31	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

Doretta Dunegan Age: 56	Chief Compliance Officer, Secretary	Since August 1, 2011
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 60	Chief Operating Officer	Since 2010	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of March 31, 2013.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ASGI Corbin Multi-Strategy Fund, LLC Supplemental Information (unaudited) (continued) As of March 31, 2013

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (886) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $72,873 for 2012 and $76,125 for 2013.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $94,400 for 2012 and $65,000 for 2013. The registrant’s principal accountant provided tax compliance services to the registrant, including reviewing tax filings and advising the registrant with respect to various tax-related matters.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Revised as of February 28, 2013

Audit Committee of
ASGI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

3

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.           Audit Services

The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.           Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.           Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider

4

such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.           Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1)	Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2)	Financial information systems design and implementation;
(3)	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)	Actuarial services;
(5)	Internal audit outsourcing services;
(6)	Management functions or human resources;
(7)	Broker or dealer, investment adviser, or investment banking services;
(8)	Legal services and expert services unrelated to the audit; and
(9)	Any other service that the PCAOB determines, by regulation, is impermissible.

VII.           Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

5

EXHIBIT A

ASGI Corbin Multi-Strategy Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of February 28, 2013

Service	Summary of Services
Audit Services
Audit	Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:

	■	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR

■
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	■	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company

	■	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services
Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

6

Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for

■ Separate audit reports in connection with Rule 17f-2 security counts

■ Various governmental agencies tax authorities and Fund mergers

Tax Services
Tax services	Recurring tax services including, but not limited to:

■ Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns

■ Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	(b)	Not Applicable

	(c)	100%

	(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $94,400 for 2012 and $65,000 for 2013.

(h)	Not applicable.

7

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Corbin Capital Partners, L.P.  The Proxy Voting Policies are set forth below.

CORBIN CAPITAL PARTNERS, L.P.

PROXY VOTING POLICY AND PROCEDURES

I.           Statement of Policy

Proxy voting is an important right of investors and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Corbin Capital Partners, L.P. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.  The Adviser provides investment advice to “funds-of-funds” that principally invest in private investment funds and, as such, the client portfolios over which it has investment discretion generally do not hold exchange-traded securities, but rather hold interests in private investment funds that periodically solicit votes or consents.  The fund-of-funds may, however, hold exchange-traded securities, either directly or through a managed account which the Adviser retains proxy voting responsibility for, and any related proxies shall be voted in accordance with the policies and procedures outlined below.  Any communication from a private investment fund soliciting a consent or vote, however, will be considered a proxy for purposes of these procedures.

II.           Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Compliance Officer’s designee.  The Compliance Officer’s designee will:

●	Keep a record of each proxy received;

●	Determine which clients managed by the Adviser invest in the private fund or other security to which the proxy relates;

8

●	Forward the proxy to the applicable portfolio manager and/or analyst of the client (hereafter referred to as “Portfolio Manager”) managed by the Adviser to which the proxy relates;

●
Provide the Portfolio Manager with a copy of the proxy and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned prior to the vote taking place; and

●
Absent material conflicts (see Section IV below), the Portfolio Manager will, in consultation with various other personnel of the Adviser, determine how the Adviser should vote the proxy following the procedures outlined below.  The Portfolio Manager or another Adviser employee will notify the Compliance Officer’s designee how the Adviser will vote a proxy.  The Compliance Officer’s designee, together with the designated employees of the Adviser, are responsible for (i) instructing the custodian to the private investment fund how to vote the proxy and/or (ii) ensuring that the proxy is mailed and completed in a timely and appropriate manner.  Proxies relating to private investment funds are generally completed by the custodian of the private fund to which the proxy relates.

III.           Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of its clients.  The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

●
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

●
Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors or otherwise have an adverse effect on investors, and, in such event, the Adviser would oppose management’s recommendation only if it were in the best interests of the client.

IV.           Conflicts of Interest

The Compliance Officer (or his designee) will seek to identify any conflicts that exist between the interests of the Adviser and its clients.

If a material conflict exists, the Compliance Officer (or his designee) will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  If the Adviser determines that it is not in the best interests of the client, or in the case of an ERISA client, determines that the conflict affects the Adviser’s best judgment as an ERISA fiduciary, the Adviser will determine whether it is appropriate to disclose the conflict to the affected clients and will engage a third party to vote the proxies involved.

9

V.           Disclosure

1.
The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures.  If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the private investment fund or other security to which the proxy relates, (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.
A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated to the extent any revision to these policies and procedures requires revising such summary.  The Compliance Officer or his designee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing, as an included component of the Form ADV Part 2 distribution or along with a periodic account statement or other correspondence sent to clients.

VI.           Recordkeeping

The Compliance Officer or his designee will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

●	Copies of this proxy voting policy and procedures, and any amendments thereto.

●	A copy of each proxy statement or similar solicitation that the Adviser receives.

●	A record of each vote that the Adviser casts.

●	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

●
A copy of each written client request for information on how the Adviser voted, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the registrant (the “Subadviser”).

10

Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

Craig Bergstrom.  Mr. Bergstrom is the Chief Investment Officer of the Subadviser and is responsible for investment research and portfolio management at the firm.  He also has direct investment research responsibilities for the Subadviser's investments in credit and relative value strategies.  Prior to joining the Subadviser in January 2002, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterloo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy.  Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley.  Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

Robert Zellner.  Mr. Zellner is a Portfolio Manager at the Subadviser and is responsible for fundamental research and portfolio management, with a focus on global macro strategies.  Prior to joining the Subadviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products.  Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships.  Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

(As of March 31, 2013)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	7	$3,115,866,609	6	$3,115,866,609
	Other Accounts:	1	$194,999,625	1	$194,999,625

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Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Robert Zellner	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles **:	1	$80,388,592	1	$80,388,592
	Other Accounts:	0	$0	0	$0
* Not including the Fund ** Pooled vehicles that are part of the same master-feeder structure are reflected as one account

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not intentionally favor certain accounts over others, whether advised by it or an affiliate. The Subadviser also will not intentionally favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors. The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts. The Chief Compliance Officer of the Subadviser will review its respective activity to ensure that the Subadviser is not unfairly favoring any accounts. Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives. The Subadviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters, current positions of the accounts and other factors deemed relevant by the Subadviser in its sole discretion.  See ASGI Corbin Multi-Strategy Fund, LLC Private Placement Memorandum for additional information on potential conflicts of interest.

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(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

As of March 31, 2013

Compensation for the Subadviser Portfolio Managers may include a combination of a fixed salary, discretionary bonus and/or a formula-based amount tied in part to profits generated by the Subadviser during the applicable period. In addition, the Subadviser may consider a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management and the general partner of the Subadviser. The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)      Disclosure of Securities Ownership

As of March 31, 2013

None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s

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second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ASGI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	6/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	6/7/13

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	6/7/13

* Print the name and title of each signing officer under his or her signature.

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